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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                            -----------------------


      Date of Report (Date of earliest event reported): November 14, 2000
                                                        -----------------






                         Intermedia Communications Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)





               Delaware                                     59-2913586
               --------                               ----------------------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                     Identification Number)


                                    0-20135
                            ------------------------
                            (Commission File Number)


                               One Intermedia Way
                    ----------------------------------------
                              Tampa, FL 33647-1752
                    (Address of principal executive offices)


                                 (813) 829-0011
                               ------------------
                               (Telephone Number)




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ITEM 5.  Other Events

         On November 14, 2000, a subsidiary of Intermedia Communications Inc. (the "Company"), Digex, Incorporated ("Digex"), filed the attached Form 10-Q for the quarter ended September 30, 2000.

ITEM 7.  Financial Statements and Exhibits

     Exhibit 99.1 Form 10-Q for the Quarter Ended September 30, 2000 for Digex.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 13, 2000


                                INTERMEDIA COMMUNICATIONS INC.
                                (Registrant)

                                /s/ Jeanne M. Walters
                                -----------------------------------------------
                                    Jeanne M. Walters
                                    Vice President and Chief Accounting Officer







                                 EXHIBIT INDEX


Exhibit No.                          Description                           Page
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   99.1           Form 10-Q for the Quarter Ended September 30, 2000
                  for Digex.